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                                                                   Exhibit 10.29

                   LOAN MODIFICATION AGREEMENT
                   ---------------------------

     This Loan Modification Agreement is entered into as of May 5, 1995, by and between MediQual Systems, Inc. (the "Borrower") whose address is 1900 West Park Drive, Suite 120, Westborough, MA 01581 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3000 Lakeside Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 45 William Street, Suite 170, Wellesley, MA 02181, doing business under the name "Silicon Valley East."

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated November 16, 1993, in the original principal among of One Million and 00/100 Dollars ($1,000,000.00) (the "Note"). The Note, together with other promissory notes from Borrower to Lender, is governed by the terms of a Letter Agreement, dated November 16, 1993, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement").

     Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated November 16, 1993.

     Hereinafter, the above-described security documents, together with all other documents securing payment of the Note (and other notes executed by Borrower in favor of Lender) shall be referred to as the "Security Documents." Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   MODIFICATION(S) TO NOTE.

          1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on July 5, 1995 ("Maturity"). In addition, Borrower will pay regular monthly payments of accrued unpaid interest due as of each payment date, beginning June 5, 1995, and all

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               subsequent interest payments are due on the same day of each month thereafter.

          2. Notwithstanding the principal amount of the Note, the line shall be capped at $500,000.00 until Maturity. Accordingly, advances under the Note may not, at any time, exceed $500,000.00.

          3. The interest rate to be applied to the unpaid principal balance of the Note is hereby increased, effective as of the date hereof, to one (1.000) percentage point over Lender's Index.

     B.   MODIFICATION(S) TO LOAN AGREEMENT.

          1. Notwithstanding that the Loan Agreement provides for delivery of Borrower's CPA audited financial statements within ninety (90) days after the end of each fiscal year, for the fiscal year ending 1994, Borrower shall have until July 5, 1995 to deliver such financial statements.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of One Thousand and 00/100 Dollars ($1,000.00) (the "Loan Fee").

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreements to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall

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constitute a satisfaction of the Indebtedness. It is the intention of Lender and
Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser or guarantor will be released by virtue of this Loan
Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the nonexclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

     This Loan Modification Agreement is executed as of the date first written above.


                              BORROWER:

                              MEDIQUAL SYSTEMS, INC.


                              By:  /s/  Eric Kriss
                                   ----------------------------
                              Name:     Eric Kriss
                                    ---------------------------
                              Title:    CEO
                                    ---------------------------


                              LENDER:

                              SILICON VALLEY BANK, doing
                              business as SILICON VALLEY EAST


                              By:   /s/ Mark Pasculano
                                   ------------------------------
                              Name:     Mark Pasculano
                                    -----------------------------
                              Title:    Assistance Vice President
                                    -----------------------------

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                              SILICON VALLEY BANK


                              By:  /s/  Florence G. Knisley
                                   ---------------------------------
                              Name:     Florence G. Knisley
                                    --------------------------------
                              Title:    Operations Officer/AVP
                                    --------------------------------
                                    (Signed at San Jose, California)